Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 9, 2012 (the “Effective Date”), is entered into by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each lender from time to time party to the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the L/C Issuers, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 2008, by and among the Borrower, the Lenders, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent (as may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the Borrower requested an amendment to Section 7.03 of the Credit Agreement to clarify that the Credit Agreement permits the refinancing of certain Indebtedness permitted pursuant to Section 7.03(d);

WHEREAS, the Borrower, the Administrative Agent and the Lenders are entering into this Amendment to so amend such Section 7.03(d) of the Credit Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“Refinanced Indebtedness” has the meaning specified in Section 7.03(d).

(b) Section 1.01 of the Credit Agreement is further amended by amending and restating the following definition in its entirety with the following new definition in lieu thereof:

“Refinancing Debt” has the meaning specified in Section 7.03(d).

(c) Section 7.03(d) of the Credit Agreement is hereby amended by deleting it and replacing it in its entirety with the following:

“(d) (i) Indebtedness outstanding on the date hereof and listed on Schedule 7.03(d) and (ii) any Indebtedness (the “Refinancing Debt”) the Net Cash Proceeds of which are to be used (A) to redeem, refinance, replace, defease, discharge, refund, renew, extend or otherwise retire for value any Indebtedness referred to in the preceding clause (i) or any Refinancing Debt incurred pursuant to this Section 7.03(d), without any shortening of the maturity of any principal amount thereof (the “Refinanced Indebtedness”) or (B) to pay premiums, fees or expenses payable in connection with any such refinancing, refunding, renewal or extension. The proceeds of the Permitted Refinancing Indebtedness shall be used substantially concurrently with the incurrence thereof to redeem, refinance, replace, defease, discharge, renew, extend, refund or otherwise retire for value the Refinanced Indebtedness, unless the Refinanced Indebtedness is not then due and is not redeemable or prepayable at the option of the obligor thereof or is redeemable or prepayable only with notice, in which case such proceeds shall be held in a segregated account of the obligor of the Refinanced Indebtedness until the Refinanced Indebtedness becomes due or redeemable or prepayable or such notice period lapses and then shall be used to refinance the Refinanced Indebtedness;”

SECTION 3. Representations and Warranties, Etc. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender that as of the date hereof:

(a) each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct in all material respects on and as of such earlier date;

(b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite organizational action on the part of the Borrower;

(c) the Credit Agreement, this Amendment and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents, both before and after giving effect to this Amendment.

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SECTION 4. Ratification.

(a) The Borrower hereby ratifies and confirms, as of the Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (ii) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

(b) Each of the undersigned Subsidiary Guarantors hereby (i) agrees that all references in the Subsidiary Guaranty Agreement to the Credit Agreement includes a reference to the Credit Agreement, as amended hereby, and as it may be further amended modified, supplemented or amended and restated from time to time, (ii) confirms, affirms and ratifies the Subsidiary Guaranty Agreement and its obligations thereunder in all respects, and (iii) represents and warrants that its execution and delivery of this Amendment has been duly authorized by all necessary organizational action and that this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) Each of the Loan Parties hereby, with respect to each Collateral Document to which such Loan Party is a party, (i) agrees that all references in each Collateral Document to the Credit Agreement includes a reference to the Credit Agreement, as amended hereby, and as it may be further amended modified, supplemented or amended and restated from time to time, (ii) confirms, affirms and ratifies each Collateral Document and its obligations thereunder in all respects and (iii) ratifies and affirms each grant of a security interest in the Collateral, as specified in each applicable Collateral Document.

SECTION 5. Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Required Lenders; and

(b) The Administrative Agent shall have received (i) all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the fees, charges and disbursements of counsel to the Administrative Agent) and (ii) all other fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.

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SECTION 6. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.14(b), Section 10.14(d) and Section 10.15 of the Credit Agreement are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.

SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.

SECTION 9. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuers, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

SECTION 10. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Borrower
PARKER DRILLING COMPANY

By:	/s/ David W. Tucker
David W. Tucker
Treasurer and Assistant Secretary

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Subsidiary Guarantors
ANACHORETA, INC., a Nevada corporation
PARDRIL, INC., an Oklahoma corporation
PARKER AVIATION, INC., an Oklahoma corporation
PARKER DRILLING ARCTIC OPERATING, INC., a Delaware corporation
PARKER DRILLING COMPANY NORTH AMERICA, INC., a Nevada corporation
PARKER DRILLING COMPANY OF NIGER, an Oklahoma corporation
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED, an Oklahoma corporation
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC., an Oklahoma corporation
PARKER DRILLING OFFSHORE CORPORATION, a Nevada corporation
PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company
PARKER NORTH AMERICA OPERATIONS, INC., a Nevada corporation
PARKER TECHNOLOGY, INC., an Oklahoma corporation
PARKER TECHNOLOGY, L.L.C.,a Louisiana limited liability company
PARKER TOOLS, LLC, an Oklahoma limited liability company
PARKER USA RESOURCES, LLC, an Oklahoma limited liability company
PARKER-VSE, INC., a Nevada corporation
QUAIL USA, LLC, an Oklahoma limited liability company

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

Fourth Amendment to Credit Agreement

PARKER DRILLING MANAGEMENT SERVICES, INC., a Nevada corporation

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

PD MANAGEMENT RESOURCES, L.P., an Oklahoma limited partnership

By:	Parker Drilling Management Services,
Inc., its General Partner

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

QUAIL TOOLS, L.P., an Oklahoma limited partnership

By:	Quail USA, LLC, its General Partner

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

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BANK OF AMERICA, N.A., as
Administrative Agent, a Lender and L/C Issuer

By:	/s/ Shelley A. McGregor
Name:	Shelley A. McGregor
Title:	Managing Director

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CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Roger Scott Freistat

Name:	Roger Scott Freistat
Title:	Credit Manager

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz

Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington

Name:	Marcus M. Tarkington
Title:	Director

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Koby West
Name:	Koby West
Title:	Assistant Vice President

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NATIXIS, as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Director

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NORTHRIM BANK, as a Lender

By:	/s/ Joseph M. Beedle
Name:	Joseph M. Beedle
Title:	President and CEO

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ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Brian D. Williams
Name:	Brian D. Williams
Title:	Authorised Signatory

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TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Mike Oakes

Name:	Mike Oakes
Title:	Senior Vice President

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WHITNEY BANK, A LOUISIANA STATE CHARTERED BANK, as a Lender

By:	/s/ Paul Cole

Name:	Paul Cole
Title:	Senior Vice President

Fourth Amendment to Credit Agreement